MUZINICH CREDIT OPPORTUNITIES FUND
Institutional Shares (Ticker: MZCIX)
Supra Institutional Shares (Ticker: MZCSX)

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 16, 2020 to the
Statutory Prospectus dated April 30, 2020

The following information is hereby added after the second sentence of the first paragraph of the sections entitled “Muzinich Credit Opportunities Fund - Principal Investment Strategies” on pages 2 and 36 of the prospectus:

In seeking to achieve the Fund’s objective, the Advisor constructs the Fund’s portfolio targeting an average annual return over a full market cycle that meaningfully exceeds LIBOR (or future market replacement for LIBOR) within a volatility-managed framework. There can be no guarantee that the Fund will be able to provide such returns and you may lose money by investing in the Fund.

Please retain this Supplement with your prospectus.